Exhibit 99.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Barry C. Offutt, Chief Financial Officer (principal financial officer) of eSylvan, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant (the “Report”), that:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Barry C. Offutt Barry C. Offutt November 12, 2002